UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 15, 2022

________________

INTEGRATED BIOPHARMA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue
Hillside, New Jersey 07205
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1.01 Entry into a Material Definitive Agreement.

On July 15, 2022, Manhattan Drug Company, Inc. ("MDC"), a wholly owned subsidiary of Integrated Biopharma Inc. (the “Company”), entered into a Third Amendment of Lease (the "Amendment") with Vitamin Realty Associates, LLC ("Vitamin Realty") to that certain Lease Agreement dated January 10, 1997, as amended on January 5, 2012 (the "Original Lease") with respect to certain office and warehouse space leased by MDC from Vitamin Realty.  The Amendment (i) increases the total square footage MDC is leasing from Vitamin Realty from 76,161 square feet to 116,685 square feet and (ii) increases the annual basic rent amounts from $533,124 to $845,966 per annum.  In addition to the annual basic rent amounts, MDC will be obligated to pay its proportionate share of Vitamin Realty's operating expenses and any increases in Vitamin Realty's annual property taxes in excess of 2.5%, as additional rent.  The Termination Date remains January 31, 2026 and all other terms of the Original Lease, as originally amended, remain in full force.

Vitamin Realty is 100% owned by the Company's Executive Chairman and Co-Chief Executive Officers, who are also Directors of the Company.  The Company's Executive Chairman is also a significant shareholder of the Company.

Item 1.02 Termination of a Material Definitive Agreement.

Concurrent with the Amendment, Vitamin Realty and AgroLabs, Inc. ("AgroLabs"), a wholly owned subsidiary of MDC, entered into an Agreement to Cancel Lease (the "Cancellation Agreement") to cancel the existing lease between AgroLabs and Vitamin Realty, dated as of January 5, 2012, as amended on May 19, 2014, with respect to the lease of 2,700 square feet of warehouse space.  The Cancellation Agreement terminates the lease as of July 1, 2022, versus the original Termination Date of June 1, 2024.  Also effective, as of July 1, 2022, pursuant to the terms of the Cancellation Agreement, the minimum annual payments of $32,239 were cancelled.  As of the date of the Cancellation Agreement, AgroLabs did not have any outstanding amounts owed to Vitamin Realty.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: July 15, 2022	By: /s/ Dina L Masi
Dina L Masi
Chief Financial Officer